UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2009

Greenville Federal Financial Corporation
 (Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

690 Wagner Avenue, Greenville, Ohio	45331
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 937-548-4158

No Change
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02.	Results of Operations and Financial Condition

On September 11, 2009, Greenville Federal Financial Corporation (the “Corporation”) issued a press release announcing the Corporation’s financial results for the fourth quarter and fiscal year ended June 30, 2009. A copy of the Corporation’s press release dated September 11, 2009, is attached hereto as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a) – (c). Not applicable.

(d) Exhibits.

Exhibit No.	Description

99	Press Release dated September 11, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION

Date: September 11, 2009

By: /s/ Susan J. Allread
Susan J. Allread
Vice President, CFO, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated September 11, 2009